SCHEDULE 14A INFORMATION


                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant    |X|

Filed by a Party other than the Registrant    |_|

Check the appropriate box:

|_|     Preliminary Proxy Statement             |_|     Confidential, for Use of the Commission Only
                                                        (as permitted by Rule 14a-6(e)(2))
|_|     Definitive Proxy Statement

|X|     Definitive Additional Materials

|_|   Soliciting Material Pursuant toss.240.14a-12


                             CREATIVE BAKERIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN REGISTRANT)


Payment of Filing Fee (Check the  appropriate  box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule ( 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                               NOTICE OF MEETING


      The Annual Meeting of Shareholders of Creative Bakeries, Inc. (the "Company") will be held at Creative Bakeries, Inc., 20 Passaic Avenue, Fairfield, NJ 07004 on August 4, 2004 at 3:00 pm Eastern time for the following purposes:

      o     Elect directors

      o Approval of authorization to the Board of Directors to amend the Certificate of Incorporation to authorize a reverse split of the outstanding shares of common stock in any ratio between 1:2 and 1:25 at the discretion of the Board of Directors

      o     Approval of increase of authorized capital stock

      o Approval of authorization to the Board of Directors to amend the Certificate of Incorporation at their discretion to change the name of the Company.

      o     Approval of the Creative Bakeries, Inc. 2004 Stock Incentive Plan

      o To ratify the appointment of Zeller, Weiss, & Kahn, LLP as Creative Bakeries, Inc.'s independent auditors for the fiscal year ending December 31, 2004

      o To transact such other business as may properly come before the meeting


            Only Shareholders of record on June 11, 2004 may vote at the meeting. Attendance at the meeting is limited to shareholders.

            All Shareholders are cordially invited to attend the meeting. Travel directions may be found on page 46 of the attached proxy statement. At the meeting you will hear a report on our business and have a chance to meet our directors and executive officers. Our 2003 Annual Report is enclosed.

            YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY. TO VOTE YOUR SHARES, YOU CAN CALL THE TOLL-FREE TELEPHONE NUMBER AS DESCRIBED IN THE INSTRUCTIONS ON YOUR PROXY CARD, OR COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY CARD.

                                             By  order of the Board of Directors

                                             /s/ Nancy De La Rosa
                                             -----------------------------------
                                             NANCY DE LA ROSA
                                             Secretary


July 7, 2004

                                                         CREATIVE BAKERIES, INC

                                                         20 Passaic Avenue
                                                         Fairfield, NJ 07004


Ron Schutte
Chairman of the Board

                                                          July 7, 2004

Dear Shareowner:

         It is a pleasure to invite you to the Company's 2004 Annual Meeting of Shareholders at our executive offices in Fairfield, New Jersey on Wednesday, August 4, 2004, beginning at 3:00 pm. If you plan to join us at the meeting, a map of the area and directions to Creative Bakeries are printed page 46.

         Whether you own a few or many shares of stock and whether or not you plan to attend, it is important that your shares be voted on matters that come before the meeting. Registered broker managed shareowners can vote their shares by using a toll-free number on the Internet. Instructions for using these convenient services are provided on the proxy card. Of course, you may still vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it to the address provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the Directors' recommendations.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL OF THE PROPOSALS OUTLINED IN THE PROXY STATEMENT.

         I look forward to seeing you on August 4, 2004 in Fairfield.

                                                         Sincerely,

                                                         /s/ Ron Schutte
                                                         -----------------------
                                                         Ron Schutte
                                                         Chairman of the Board

                             CREATIVE BAKERIES, INC

                                20 Passaic Avenue
                               Fairfield, NJ 07004

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Creative Bakeries, Inc. ("Creative Bakeries" or the "Company") for the Annual Meeting of Stockholders (the "Annual Meeting"), and any postponements or adjournments thereof, to be held at Creative Bakeries' executive offices located at 20 Passaic Avenue, Fairfield New Jersey 07004, on Thursday, July 29, 2004, at 3:00 p.m. The telephone number at that address is (973) 808-8248. Every stockholder of record shall have the right to vote whether in person or by one or more agents authorized by a written proxy signed by the stockholder and filed with the secretary of the Company. The shares represented by the proxies received, properly dated and executed, and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

                 INFORMATION CONCERNING SOLICITATION AND VOTING


      The close of business on June 11, 2004 has been fixed as the record date (the "Record Date") for determining the holders of shares of common stock of the Company, par value $0.01 per share, ("Common Stock") entitled to notice of and to vote at the Annual Meeting. As of June 11, 2004, 6,501,211 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of a majority of voting power of the Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting except as otherwise provided by statute. Each holder of Common Stock on the Record Date is entitled to one vote for each share of Common Stock held by such stockholder, and stockholders shall not be entitled to cumulate their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders.


      Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a favorable vote of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the votes. Proposals 2, 3, and 4 involve amendments to the Company's certificate of incorporation and require the affirmative vote of a majority of the Company's Common Stock as of the record date. Provided a quorum is present, proposals 5 and 6 require the affirmative vote of a majority of shares in attendance at the annual meeting. Abstentions as to a particular proposal will have the same effect as votes against such proposal. Broker non-votes, however, will be treated as not voted for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

      The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted in favor of all proposals.


      Should any matter not described above be acted upon at the meeting, the persons named in the proxy form will vote in accordance with their judgment.


      The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitations may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid for such solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

                                TABLE OF CONTENTS

General Information                                                                                  7
Information About our Board                                                                          9
Proposal 1:     Election of Directors                                                                9
Executive Compensation                                                                              13
The Company's Independent Public Accountants                                                        14
Proposal 2:     Approval of authorization of the Board of Directors or their successors to amend the Certificate of Incorporation to authorize a reverse spilt of the outstanding shares of common stock in any ratio between
1:2 and 1:25 at the discretion of the Board of Directors                                            18
Proposal 3:     Approval of increase of authorized capital stock                                    21
Proposal 4:     Approval of name change                                                             22
Proposal 5:     Approval of the Creative Bakeries, Inc. 2004 Stock Incentive Plan                   23
Proposal 6:     Ratification of appointment of independent auditors                                 30
Preapproval Policies and Procedures                                                                 30
Shareholders Proposals for Next Year                                                                31
Other Matters                                                                                       31
Audit Committee Charter (Appendix A)                                                                32
Creative Bakeries, Inc. 2004 Incentive Stock Plan (Appendix B)                                      35

                               GENERAL INFORMATION

WHO MAY VOTE

         Holders of Common Stock, as reflected in our records on June 11, 2004, may vote at the meeting. This proxy statement and the enclosed proxy card are being sent to our shareholders on or about July 7, 2004.

HOW TO VOTE

         You may vote in person at the meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

HOW PROXIES WORK

         Creative Bakeries Board is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some or none of our director candidates. You may also vote for or against the other proposals, or abstain from voting.

      If you are a registered shareholder you can vote by proxy in any of the following ways: o Via the Internet: Go to www.computershare.com/us/proxy and follow the instructions. You will need to enter the number in the shaded box printing on your proxy card.

      o By telephone: Call (866) 589-0642. You will need to enter the number in the shaded box printed on your proxy card.

      o In writing: Complete, sign, date and return your proxy card in the enclosed envelope.

      If you vote via the Internet or by telephone, your vote must be received by 5:00 p.m. on August 3, 2004.

MATTERS TO BE PRESENTED

      We are not aware of any matters to be presented other than those described in this proxy statement. If any matters not described in this proxy statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is postponed or adjourned, the proxies will vote your shares on the new meeting date, unless you have revoked your proxy.

REVOKING A PROXY

      You may revoke your proxy before it is voted by:

      o Submitting a new proxy with a later date, including a proxy given via the telephone

      o     Notifying our Secretary in writing before the meeting; or

      o     Voting in person at the meeting

ATTENDING IN PERSON

      Attendance at the meeting is limited to shareholders. For safety and security reasons, video and audio recording devices and other electronic devices will not be allowed in the meeting. All the meeting attendees may be asked to present a valid, government-issued photo identification, such as a driver's license or passport, before entering the meeting, and attendees may be subject to security inspections.

CONDUCT OF THE MEETING

      The Chairman of the Board has broad authority to conduct the annual meeting in an orderly manner. This authority includes establishing rules for shareholders who wish to address the meeting. The Chairman may also exercise broad discretion in recognizing shareholders who wish to speak and in determining the extent of discussion on each item of business. The Chairman may also rely on applicable law regarding disruptions or disorderly conduct to ensure that the meeting is conducted in a manner that is fair to all shareholders.

CONTACTING CREATIVE BAKERIES, INC. OR ITS DIRECTORS

      If you have questions or would like more information about the annual meeting, you can contact us in the following ways:

      o     By telephone: (973) 808-8248

      o     By writing to the following address:

            Nancy De La Rosa
            Secretary
            Creative Bakeries, Inc
            20 Passaic Avenue
            Fairfield, NJ 07004

      The Board has provided a process for shareholders to communicate with its members. Shareholders and other interested parties who wish to communicate with our directors may address their correspondence to the Board, to a particular director, to the non-employee directors or to any other group of directors or committee of the Board, in care of Nancy De La Rosa, Secretary, Creative Bakeries, Inc., at the address given above. CORPORATE GOVERNANCE

      The Board has adopted corporate governance guidelines. These guidelines address items such as the standards, qualifications and responsibilities of our directors and director candidates, and corporate governance policies and standards applicable to us in general. In addition, we have a code of ethics and business conduct, which applies to all our employees, including our executive officers.

                           INFORMATION ABOUT OUR BOARD

BOARD OF DIRECTORS

      The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. Members of the Board are kept informed of Creative Bakeries' business by participating in Board and committee meetings and through discussions with the Chairman.

                        PROPOSAL 1. ELECTION OF DIRECTORS

      The Creative Bakeries Proxy Committee intends to vote for the election of 6 nominees listed on the following pages. These nominees have been selected by the Board on the recommendation of the Governance and Nominating Committee. If you do not wish your shares be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are voting by telephone or Internet, follow the instructions provided when you vote. Directors will be elected by a plurality of the votes cast. Any shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote.

      If at the time of the meeting one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Governance and Nominating Committee or, if none, the size of the Board will be reduced. The Governance and Nominating Committee knows no reason why any of the nominees will be unavailable or unable to serve.

      Directors elected at the annual meeting will hold office until the next annual meeting or until their successors have been elected and qualified. For each nominee there follows a brief listing of principal occupation for at least the past five years, other major affiliations, and age.

NOMINEES FOR ELECTION AS DIRECTORS

      Certain information relating to each director nominee is set forth below:

NAME                                   AGE             PRINCIPAL OCCUPATION                       DIRECTOR SINCE
----                                   ---             --------------------                       --------------
Ronald Schutte                         47      President, Chief Executive Officer, and                 06/01
                                               Chairman of the Board, Creative
                                               Bakeries, Inc.

Vincent Bocchimuzzo                    51      Executive, CINN Worldwide Westchester                   01/03
                                               Venture Group

Anthony Merante                        43      Partner, Reda & Company CPA's, LLP                      01/03


Carmelo L. Foti                        51      Vice-President of Manager Credit and                    01/03
                                               Marketing, National Bank of Egypt

Ben Borsellino                         48      Partner, RBC and Associates                           Nominee


David Rabe                             42      President, Interpro Systems, Inc.                     Nominee


      RONALD SCHUTTE was appointed to the Company's Board of Directors in June 2001. Mr. Schutte has been President and Chief Executive Officer of the Company since May 2001. Prior to that, Mr. Schutte was president of Brooklyn Cheesecake Company, Inc from August 2000-May 2001. Mr. Schutte was president of Crestwood Consulting from April 1999-July 2000 and Mr. Schutte was employed by Mother's Kitchen, Inc. from March 1997-March 1999. Mr. Schutte was also president of Creative Bakers, Inc in Brooklyn, NY from July 1982-February 1997. Mr. Schutte earned his Master's of Business Administration at Campbell University in 1982 and received his Bachelor's of Arts at Fordham University in 1978.

      VINCENT  BOCCHIMUZZO  was  appointed  as  Director  in January  2003.  Mr.
Bocchimuzzo is an Executive for CINN Worldwide Westchester Venture Group. Mr. Bocchimuzzo has worked for Univest Partners from 1982-1995. Mr. Bocchimuzzo received his Bachelor's of Arts degree at Fordham University in 1974.

      ANTHONY MERANTE was appointed as Director in January 2003. Mr. Merante is a Certified Public Accountant. Mr. Merante has been a partner with the firm of Reda & Company, LLP CPA's in White Plains, NY since October 2001. Prior to that, Mr. Merante was a senior manager with the firm of Goldstein and Morris CPA's from August 1996 to October 2001. Mr. Merante graduated from St. John's University in 1982 with a Bachelor's of Science.

      CARMELO L. FOTI was appointed as Director in January 2003. Mr. Foti is Vice President, Manager Credit and Marketing of the National Bank of Egypt, NY Branch (successor to Arab American Bank). Mr. Foti has been employed there since 1998. Mr. Foti earned his Masters in Arts from Johns Hopkins University in 1976. Mr. Foti received his Bachelor's of Arts degree from Fordham University in 1974.

      BEN BORSELLINO is a director nominee. Mr. Borsellino works for RBC and Associates. Mr. Borsellino has been employed there since 1994. Mr. Borsellino is a manufacturer representative for Gear Sports Apparel, Johnson & Johnson Sports Medicine, and Gatorade Athletic. Mr. Borsellino received his Bachelor's degree from Manhattan College in 1977.

      DAVID RABE is a director nominee. Mr. Rabe is the President of Interpro Systems, Inc. Mr. Rabe has been with the company since January 1998. Mr. Rabe received his Bachelor's of Science degree in 1984 from New York University.

APPOINTMENT/RESIGNATION OF OFFICERS AND DIRECTORS

      Karen Brenner, a director of the corporation since 1997, has informed the Company that she will not be standing for reelection.

APPROVAL REQUIRED

      Approval of Proposal number 1 requires the affirmative vote of a plurality of the outstanding shares of Common Stock of the Company.

--------------------------------------------------------------------------------

THE BOARD'S COMMITTEES AND THEIR FUNCTIONS

      The Board has established a number of committees, including the Audit Committee, the Compensation Employee Benefits Committee, and the Governance and Nominating Committee, each of which is briefly described below.

AUDIT COMMITTEE

      The Audit Committee assists the Board in maintaining the integrity of the Company's financial statements, and of its financial reporting processes and systems of internal audit controls, and the Company's compliance with legal and regulatory requirements, and in overseeing the Company's code of conduct and ethics policies. The Audit Committee reviews the scope of independent and internal audits and assesses the results. The Audit Committee meets with Creative Bakeries management to consider the adequacy of the internal controls and the objectivity of financial reporting. The Committee also meets with the independent auditors and with the appropriate Creative Bakeries financial personnel concerning these matters. The Committee selects, recommends compensation, and appoints Creative Bakeries' independent auditors. The independent auditors are to periodically meet alone with the Committee and always have unrestricted access to the Committee. The Committee, which currently consists of three independent non-employee directors, did not meet in 2003. Annexed to this Proxy as Appendix A is the newly adopted Audit Committee Charter.

COMPENSATION COMMITTEE

      The Compensation and Employee Benefits Committee administers incentive compensation plans, including stock option plans, and advises the Board regarding employee benefit plans. The committee establishes the compensation structure for senior managers of Creative Bakeries, approves the compensation of senior executives of Creative Bakeries, and makes recommendations to the Board with respect to compensation of the Chief Executive Officer. The committee, which currently consists of three independent non-employee directors, met once in 2003.

GOVERNANCE AND NOMINATING COMMITTEE

         The Governance and Nominating Committee advises and makes recommendations to the Board on all matters concerning directorship and corporate governance practices, including compensation of directors and the selection of candidates as nominees for election as directors, and provides guidance with respect to matters of public policy. The committee, which consists of one independent non-employee director and two directors that are viewed as affiliates of the Company, did not meet in 2003. Prior to the formation of the committee, the Board of Directors addressed corporate governance matters.

         In recommending Board candidates, the Governance and Nominating Committee seeks individuals of proven judgment and competence who are outstanding in their respective fields. The committee considers such factors as experience, education, employment history, special talents or personal attributes, anticipated participation in Board activities, and geographic and other diversity factors. Shareowners who wish to recommend qualified candidates should write to: Nancy De La Rosa - Secretary, Creative Bakeries, Inc., 20 Passaic Avenue, Fairfield, NJ 07004, stating in detail the qualifications of such persons for consideration by the committee.

         Creative Bakeries is committed to the highest standards of corporate governance and ethical behavior.

         The table below provides membership information for each of the Board committees as of June 11, 2004:

                                                   COMPENSATION AND              GOVERNANCE AND
NAME                              AUDIT            EMPLOYEE BENEFITS               NOMINATING
------------------------------ -------------  ----------------------------  -------------------------
Ronald L. Schutte                                                                    Chair
Anthony J. Merante                                                                     X
Vincent Bocchimuzzo               Chair                    X                           X
Karen Brenner                       X                      X
Carmelo Foti                        X                    Chair

INDEPENDENCE OF DIRECTORS; FINANCIAL EXPERT

         The Board has determined that each of the Company's non-employee directors are "independent" within the definitions contained in current and proposed American Stock Exchange rules. In addition, the Board has determined that each member of the Audit Committee would be "independent" within the definition contained in a final rule of the Securities and Exchange Commission
(SEC). Furthermore, the Board has determined that at least one member of the Audit Committee would be a "financial expert" within the definition contained in a final rule adopted by the SEC.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding annual and long-term compensation we paid to our Chief Executive Officer for each of our last three fiscal years or, in some instances the period of time, if shorter, such individual has been Chief Executive Officer.

                                                                             LONG-TERM COMPENSATION
                                           ANNUAL COMPENSATION                       AWARDS
                              -----------------------------------------------------------------------
                                                                                           NUMBER OF
                                                             OTHER ANNUAL    RESTRICTED   SECURITIES       ALL OTHER
                                                             COMPENSATION      STOCK      UNDERLYING      COMPENSATION
NAME & PRINCIPAL POSITION     YEAR  SALARY ($)  BONUS ($)        ($)          AWARD ($)    OPTIONS (#)         ($)
------------------------------------------------------------------------------------------------------------------------
Ron Schutte                   2003    106,885       -             -              -            -                 -
   President & Chief          2002    147,116       -             -              -            -                 -
   Executive Officer          2001    98,077        -             -              -            -                 -


EMPLOYMENT AGREEMENTS

      On May 1, 2004, the Company entered with an employment agreement with Mr. Ronald Schutte Chief Executive Officer. The agreement is for a three-year period with a base salary of $200,000 per annum. Mr. Schutte may receive bonuses up to 250% of base salary based on performance. Mr. Schutte has a monthly car allowance of $500. The agreement provides for full medical coverage and 20 days vacation. Mr. Schutte has agreed that in lieu of $100,000 in salary he would accept $100,000 of his salary in the Company's restricted common stock due to the Company's poor cash position

STOCK OPTIONS GRANTS

      There were no stock option grants to executive officers or directors in the fiscal year ended December 31, 2003.

AGGREGATED OPTION EXERCISES

      There were no options exercised by executive officers or directors in the fiscal year ended December 31, 2003.

                  THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed the firm of Zeller, Weiss & Kahn CPAs, LLP as the independent accountants to audit Creative Bakeries' consolidated financial statements for the year 2004. Representatives of Zeller, Weiss & Kahn CPA's, LLP are expected to attend the Creative Bakeries meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

FEES

         Aggregate fees for professional services rendered for the Company by Zeller, Weiss & Kahn CPA's, LLP for the years ended December 31, 2003 and 2002 were:

                                                     ($IN THOUSANDS)
                                                  2003             2002
                                              -----------      -----------
          Audit Fees                          $    36,038      $    24,270
          Tax Fees                                     --            1,475
                                              -----------      -----------
              Total                           $    36,038      $    25,745
                                              ===========      ===========

      The Audit Fees for the years ended December 31, 2003 and 2002 were for professional services in connection with the audits of the consolidated financial statements of the Company and assistance with the review of documents filed with the SEC.

      Tax Fees for the years ended December 31, 2002 were for services related to: tax compliance, including preparation of income tax returns.

      The Audit Committee has considered whether the provision of the above services other than audit services is compatible with maintaining Zeller, Weiss & Kahn CPA's, LLP's independence.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

OUTSTANDING SHARES AND VOTING RIGHTS

      At the close of business on June 11, 2004, the record date, we had outstanding 6,501,211 shares of Common Stock.

      In order to carry on the business of the meeting, we must have a quorum. This means that for each matter presented, shareholders entitled to cast a majority of the votes that shareholders are entitled to cast on that matter must be represented at the meeting, either in person or by proxy.

      The director candidates who receive the most votes will be elected to fill the available seats on the Board. Approval of the other proposals requires the favorable vote of a majority of the votes cast or a majority of the issued and outstanding shares as the case may be. Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur on a matter when a bank, brokerage firm or other nominee is not permitted to vote on that matter without instruction from the owner of the shares and no instruction is given.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

      This table sets forth information as of June 11, 2004 about the amount of Common Stock beneficially owned by current directors, the executive officers named in the Summary Compensation Table, and the directors and executive officers as a group. Unless otherwise indicated, the address of each officer and director is in care of the Company at 20 Passaic Avenue, Fairfield, NJ 07004.

----------------------------------------- -------------------------------------- --------------------------
DIRECTORS AND EXECUTIVE OFFICERS:         NO. OF SHARES BENEFICIALLY OWNED         PERCENT
----------------------------------------- -------------------------------------- --------------------------
Ronald L. Schutte                               1,315,738 (1)                        20.2%
----------------------------------------- -------------------------------------- --------------------------
Anthony J. Merante                                377,869                             5.8%
----------------------------------------- -------------------------------------- --------------------------
Vincent Bucchimuzzo                                     0                             N/A
----------------------------------------- -------------------------------------- --------------------------
Carmelo L. Foti                                         0                             N/A
----------------------------------------- -------------------------------------- --------------------------
Karen Brenner (2)                                       0                             N/A
----------------------------------------- -------------------------------------- --------------------------
Directors and Nominal                           1,693,607                            26.0%
Executives as a Group
(6 persons)
----------------------------------------- -------------------------------------- --------------------------

* Less than 1%

(1)   Includes 250,000 options exercisable at $.07 per share.

(2) Has notified the Company that she will not stand for reelection as a member of the Board of Directors.

PRINCIPAL SHAREHOLDERS

         This table sets forth information as of June 11, 2004 about persons we know to beneficially own more than five percent of voting common stock.

--------------------------------------------- -------------------------------------- --------------------------
NAME AND ADDRESS OF                           NO. OF SHARES BENEFICIALLY OWNED       PERCENT
BENEFICIAL OWNER
--------------------------------------------- -------------------------------------- --------------------------
Ronald L. Schutte                              1,315,738 (1)                          20.2%
c/o Creative Bakeries Inc.
20 Passaic Ave.
Fairfield, NJ 07004
--------------------------------------------- -------------------------------------- --------------------------
David Abrahami                                   450,000                               6.9%
c/o Livingston Hue & Abrahami LLC
200 Executive Drive # 250
West Orange, NJ 07052
--------------------------------------------- -------------------------------------- --------------------------
Yona Gonen                                       451,000                               6.9%
c/o Creative Bakeries Inc.
20 Passaic Ave.
Fairfield, NJ 07004
--------------------------------------------- -------------------------------------- --------------------------
Philip Grabow                                    500,000                               7.7%
c/o Veggieland
222 New Road
Parsippany, NJ 07054
--------------------------------------------- -------------------------------------- --------------------------
Righthand & Co.                                  500,000                               7.7%
c/o State Street Bank & Trust
Box 5756
Boston, MA 02206
--------------------------------------------- -------------------------------------- --------------------------
Inter Equity Capital Partners, L.P. c/o SBA      326,805                               5.0%
Charles Fulford
666 11th Street, NW Suite 200
Washington, DC 20001
--------------------------------------------- -------------------------------------- --------------------------
ICM Asset Management, Inc                        882,000                             13.5%
601 W. Main Avenue, Suite 600
Spokane, WA 99201
--------------------------------------------- -------------------------------------- --------------------------
Anthony J. Merante                               377,869                               5.8%
c/o Creative Bakeries Inc.
20 Passaic Ave
Fairfield, NJ 07004
--------------------------------------------- -------------------------------------- --------------------------


(1)   Includes 250,000 options exercisable at $.07 per share.

STOCK PERFORMANCE CHART

   COMPARISON OF 5-YEAR CUMULATIVE STOCKHOLDER RETURN AS OF DECEMBER 31, 2003

          AMONG CREATIVE BAKERIES, INC., S & P 500, AND PEER COMPOSITE

                                   [BAR CHART]

      Creative Bakeries, Inc. has elected to utilize the S & P Packaged Foods & Meats Index. As of December 31, 2003 the index was comprised of the following companies: the S & P Packaged Foods & Meats Index - Campbell Soup Company, ConAgra Foods Inc., General Mills, Inc., Hershey Foods Corporation, H.J. Heinz Company, Kellogg Company, McCormick & Company Inc., Sara Lee Corporation and Wm. Wrigley Jr. Company. The returns on the Peer Composite index were calculated as follows: at the beginning of each fiscal year the amount invested in the S & P industry sector index was equivalent to the percentage of Creative Bakeries' operating profits business for the preceding year. As a result, the investment allocation was re-weighted each year to reflect the profit percentage change that occurred in Creative Bakeries' business during the prior year.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Our directors and executive officers file reports with the Securities and Exchange Commission indicating the number of shares of any class of our equity securities they owned when they became a director or executive officer and, after that, any changes in their ownership of our equity securities. They must also provide us with copies of these reports. These reports are required by
Section 16(a) of the Securities Exchange Act of 1934. We have reviewed copies of the reports received and written representations received from the individuals required to file the reports. Based on this review, we believe that during 2003 each of our directors and executive officers has complied with applicable reporting requirements for transactions in our equity securities with the following exception: Ronald Schutte and Anthony J. Merante who filed reports late in one instance.

 PROPOSAL 2: AMENDMENT TO THE AMENDED CERTIFICATE OF INCORPORATION TO AUTHORIZE
     A REVERSE SPLIT OF THE OUTSTANDING SHARES OF COMMON STOCK IN ANY RATIO
        BETWEEN 1:2 AND 1:25 AT THE DISCRETION OF THE BOARD OF DIRECTORS

      Approval of this proposal would permit the Board of Directors, in its discretion, to amend the Company's Amended Certificate of Incorporation and implement a reverse stock split (the "Reverse Stock Split") of the Company's outstanding shares of Common Stock ("Common Stock") in any ratio between 1:2 and 1:25 which would reduce the number of outstanding shares of Common Stock (as well as affecting the amount and exercise price of shares underlying preferred stock, warrants and certain options) on a pro-rata basis, would affect all stockholders proportionately and would, therefore, increase the amount of Common Stock available for future issuance. The shares of common stock outstanding after a Reverse Stock Split would have the same rights and privileges as the shares of Common Stock currently held.

      A Reverse Stock Split would reduce the presently issued and outstanding shares of Common Stock from 6,501,211 to approximately 3,250,606 in the ratio 1:2 and approximately 260,048 in the ratio of 1:25 (as a result of rounding, the actual number may be slightly higher). The number of authorized shares of Common Stock shall remain the same. The Company believes that the decrease in the number of shares of Common Stock outstanding as a consequence of a proposed Reverse Stock Split may increase the per share price of the Common Stock, which may encourage greater interest in the Common Stock and possibly promote greater liquidity for the Company's stockholders. However, the increase in the per share price of the Common Stock as a consequence of a proposed Reverse Stock Split may be proportionately less than the decrease in the number of shares outstanding. In addition, any increased liquidity due to any increased per share price could be partially or entirely off-set by the reduced number of share outstanding after a proposed Reverse Stock Split in a per share price that adequately compensates for the adverse impact of the market factors noted above. There can, however, be no assurance that the favorable effects described above will occur, or that any increase in per share price of the Common Stock resulting from the proposed Reverse Stock Split will be maintained for any period of time. In addition, there can be no assurance that a public market for the Company's securities will continue.

      The Board of Directors will determine at its discretion and in accordance with then applicable New York law whether fractional shares will be issued. All fractional interests resulting from a Reverse Stock Split will be increased to the next higher whole number of shares if permitted by law, or the Board of Directors may arrange for the disposition of fractional interests. The Company believes that the approximate total number of beneficial holders of the Common Stock of the Company is in excess of 300. After a Reverse Stock Split the Company estimates that it will continue to have approximately the same number of stockholders.

      Except for changes in the number of shares owned resulting from a Reverse Stock Split, the rights and privileges of holders of shares of Common Stock will remain the same, both before and after a proposed Reverse Stock Split.

      There can be no assurance that the market price of the Common Stock after a proposed Reverse Stock Split will be proportionately greater than the market price before a proposed Reverse Stock Split, or that such price will either exceed or remain in excess of the current market price.

      Upon shareholder approval of the proposal, the Board of Directors reserves the right in its sole discretion to proceed with, hold in abeyance or to abandon the proposed Amendment and Reverse Stock Split without further action by the stockholders at any time.

      However, in no event will the Board of Directors exercise its authority to effect a Reverse Stock Split, if such action would result in the Common Stock no longer being listed on an exchange or quotation system.

FEDERAL INCOME TAX CONSEQUENCES

      No opinion of counsel has been obtained concerning the following information. Stockholders are advised to consult with their own tax advisors for more detailed information relating to their individual federal state and local tax circumstances.

1. The  proposed  Reverse  Stock  Split will be a  reorganization  described  in section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended.

2. The Company will recognize no gain or loss as a result of the proposed Reverse Stock Split.

3. Stockholders will recognize no gain or loss to the extent that currently outstanding shares of Common Stock are exchanged for new shares of Common Stock pursuant to the proposed Reverse Stock Split.

4. The tax basis of the new Common Stock received in exchange for Common Stock pursuant to the proposed Reverse Stock Split will be the same as the stockholders' basis in the stock exchanged. Therefore, the new shares of Common Stock in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Common Stock held by that immediately prior to the proposed Reverse Stock Split.

      Any reverse split would be implemented solely in the discretion of the Board of Directors, which reserves the right to implement the reverse split at the time of its choosing and at any ratio from 1:2 to 1:25. If the application of the ratio causes any stockholder to have a fractional share of stock, such share may be rounded up to the next highest whole share at the discretion of the Board of Directors and in accordance with then applicable New York law. In the event fractional shares are not permitted to be rounded to the next higher whole number of shares, the Board of Directors may arrange for the disposition of fractional interests.

      The Company is currently listed on the Over-The-Counter Bulletin Board (OTCBB); however, there is no assurance that the Company will continue to meet the maintenance standards for continued listing on the OTCBB.

      The decrease in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split and the anticipated corresponding increased price per share may stimulate interest in the Company's Common Stock, promote greater liquidity for the Company's stockholders and result in a higher price level for the post-split Common Stock. However, there is no assurance that the Reverse Stock Split will achieve these results. In addition, a Reverse Stock Split might leave some stockholders with one or more "odd-lots" of the Company's Common Stock (stock in amounts of less than 100 shares). These shares may be more difficult to sell, or require a greater commission per shares to sell, than shares in even multiples of 100.

      While approval of this proposal would NOT increase the authorized capital of the Company, additional shares of common stock would be available to the Company for issuance due to the decrease of currently outstanding Common Stock caused by a Reverse Stock Split. Any additional shares of Common Stock made available by this amendment could be issued at the direction of the Company's Board of Directors from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in its business, a split of, or dividend on, then outstanding shares or in connection with any employee stock plan or program. Any future issuances of authorized shares of Common Stock may be authorized by the Board of Directors without further action by the stockholders.

      Although the Company's Board of Directors will issue Common Stock only when required or when the Board considers such issuance to be in the best interests of the Company, the issuance of additional Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting rights of stockholders. Furthermore, since New York law requires the vote of in excess of a majority of shares of each class of stock in order to approve certain mergers and reorganizations, the additional authorized but unissued shares of Common Stock available as a result of the Reverse Stock Split could permit the Board to issue shares to persons supportive of management's position. Such persons might then be in a position to vote to prevent a proposed business combination that is deemed unacceptable to the Board, although perceived to be desirable by some stockholders, including, potentially, a majority of stockholders. This could provide management with a means to block any majority vote that might be necessary to effect a business combination in accordance with applicable law. Additionally, the presence of such additional authorized but unissued shares of Common Stock could discourage unsolicited business combination transactions that might otherwise be desirable to stockholders. The Board of Directors is not currently aware of any contemplated hostile or friendly takeover attempt or business combination proposal.

         The Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the Board, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals, and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from this amendment.

APPROVAL REQUIRED FOR PROPOSAL 2

         Approval of Proposal number 2 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO GIVE THE BOARD OF DIRECTORS DISCRETION SHOULD THE BOARD CHOOSE TO IMPLEMENT A REVERSE SPLIT OF THE OUTSTANDING SHARES OF COMMON STOCK IN ANY RATIO BETWEEN 1:2 AND 1:25. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE IN THEIR PROXIES.

--------------------------------------------------------------------------------

          PROPOSAL 3. APPROVAL OF INCREASE OF AUTHORIZED CAPITAL STOCK

      The Company's capital stock currently consists of 10,000,000 authorized shares of common stock, $.01 par value, of which 6,501,211 were issued and outstanding as of June 11, 2004, and 1,000,000 authorized shares of preferred stock, of which none were issued and outstanding. The Company is seeking shareholder approval to increase the authorized shares of the Company's capital stock to 30,000,000 shares of common stock and to 2,000,000 shares of preferred stock.

      The Board of Directors has recommended the increase in the authorized shares of the Company for possible acquisitions, financings and other corporate purposes. The Company does not currently plan to issue any of the additional shares of common stock or preferred stock. The Board can issue shares from time to time in accordance with SEC rules and the Over the Counter Bulletin Board rules without obtaining the approval of shareholders.

      Newly authorized shares would have the same rights as the presently authorized shares, including the right to cast one vote per share and to receive dividends paid by the Company, should some be declared. Although authorization would not, in itself, have any effect on the rights of current shareholders, issuance of additional shares of common stock for other than a stock split or dividend could, under certain circumstances, have a dilutive effect on voting rights and earnings per share. The Company's Certificate of Incorporation does not provide for preemptive rights for shareholders.

APPROVAL REQUIRED FOR PROPOSAL 3

The affirmative vote of a majority of the shares entitled to vote with respect to the proposal is required to approve the increase in the authorized capital stock of the Company. Abstentions and broker non-votes will have the effect of votes against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF CAPITAL STOCK OF THE COMPANY.

--------------------------------------------------------------------------------

                       PROPOSAL 4. APPROVAL OF NAME CHANGE

      The Board of Directors had recommended that shareholders approve the proposal to grant authority to the Board of Directors at its discretion to amend the Certificate of Incorporation of the Company to change the name of the Company.

      The Board of Directors believes that the name "Creative Bakeries, Inc." does not truly reflect the business and the business plan of the Company and as such believes that increasd goodwill can be established through a change in the Company name. While no specific name has been chosen or recommended at the current time, the Board of Directors is actively studying proposed names and wishes to have the flexibilty of shareholder approval in advance of when a new corporate name is selected so as to proceed with the name change in an expedient fashion without the time and expense associated with scheduling a special meeting of shareholders for the approval of the name change.

      The Board believes that the benefit of providing it with the flexibilty to effectuate a corporate name change in the future outweighs any detriment in providing the Board with this authority.

APPROVAL REQUIRED FOR PROPOSAL 4

The affirmative vote of a majority of the shares entitled to vote with respect to the proposal is required to give the Board approval to amend the Certificate of Incorporation to effectuate a corporate name change in the future. Abstentions and broker non-votes will have the effect of votes against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO AUTHORIZE THE BOARD TO AMEND THE CERTIFICATE OF INCORPORATION AT ITS DISCRETION TO CHANGE THE NAME OF THE COMPANY.

--------------------------------------------------------------------------------

            PROPOSAL 5: APPROVAL OF THE CREATIVE BAKERIES, INC. 2004
                              STOCK INCENTIVE PLAN


The Board of Directors has adopted, subject to approval at the 2004 Annual Meeting of Stockholders, the Creative Bakeries 2004 Stock Incentive Plan (the "Stock Incentive Plan"). The purposes of the Stock Incentive Plan are to enable the Company to attract, retain and reward employees by offering employees an equity interest in the Company, to enable the Company to offer equity incentives to employees of entities which the Company may acquire, and to enable the Company to pay part of the compensation of its outside directors in options to purchase common stock.

PRINCIPAL PROVISIONS OF THE STOCK INCENTIVE PLAN

The following summary of the Stock Incentive Plan, as adopted by the Board of Directors (subject to shareholder approval), is qualified by reference to the full text of the Stock Incentive Plan, which can be located in Appendix B.

GENERAL PROVISIONS

The Stock Incentive Plan authorizes the granting of awards to employees (including officers) of the Company and certain related companies in the form of any combination of (1) options to purchase shares of common stock, (2) stock appreciation rights ("SARs"), (3) shares of restricted common stock ("restricted stock"), (4) shares of deferred common stock ("deferred stock"), (5) bonus stock, and (6) tax-offset payments with respect to any of such awards. The Stock Incentive Plan also authorizes the granting of awards to directors who are not employees or officers of the Company ("outside Directors") of options to purchase shares of common stock and related limited SARs and tax-offset payments.

Administration. The Stock Incentive Plan is administered by a committee of the Company's Board of Directors, which consists of at least two outside Directors. The Committee has authority to interpret the Stock Incentive Plan, adopt administrative regulations, and determine and amend the terms of awards to employees. The Board of Directors has similar authority with respect to outside

Directors (although the Stock Incentive Plan also provides for certain automatic grants to outside Directors).

Eligibility. The Committee may make awards under the Stock Incentive Plan to employees (including officers) of the Company or of any entity in which the Company owns at least a 20% interest. All employees (currently numbering approximately 40) and outside Directors (currently numbering 3) are eligible to receive awards under the Stock Incentive Plan.

Limitations on Awards. The aggregate number of shares of Common Stock, which may be issued under the Stock Incentive Plan is 3,000,000 (subject to shareholder approval of either or both proposals 2 and 3). In the event Proposals 2 and 3 are not approved, the aggregate number of shares and Common Stock used under the Stock Incentive Plan will be reduced based upon treasury shares available. Shares under the Stock Incentive Plan may consist of authorized but unissued shares or treasury shares. The exercise of a SAR for cash or for the settlement of any other award in cash will not count against this share limit. Shares subject to lapsed, forfeited or canceled awards, including options canceled upon the exercise of tandem SARs for cash, will not count against this limit and can be regranted under the Stock Incentive Plan. If the exercise price of an option is paid in Common Stock or if shares are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares also will not count against the above limit.

No recipient may be granted stock options, SARs, restricted stock, deferred stock, or bonus stock under the Stock Incentive Plan with respect to more than 300,000 shares of Common Stock in any fiscal year. No employee or outside Director may be granted tax-offset payments with respect to more than the number of shares of Common Stock covered by awards held by such employee. The Stock Incentive Plan does not limit awards, which may be made under other plans of the Company.

AWARDS

The Stock Incentive Plan authorizes the Committee (or, with respect to awards to outside Directors, the Board) to grant the following types of awards:

1. Stock Options. The Committee (or, with respect to awards to outside Directors, the Board) is authorized to grant incentive stock options ("ISOs") and non-qualified stock options to purchase such number of shares of common stock as the Committee (or, with respect to awards to outside Directors, the Board) determines. An option will be exercisable at such times, over such term and subject to such terms and conditions as the Committee (or, with respect to awards to outside Directors, the Board) determines, and at an exercise price determined by the Committee, which may be less than the fair market value of the common stock at the date of grant of the option. The Committee (or, with respect to awards to outside Directors, the Board) has authority to waive any vesting conditions it may have imposed.

2. Stock Appreciation Rights and Limited Stock Appreciation Rights. Upon exercise of a SAR the holder is entitled to receive, for each share with respect to which the SAR is exercised, an amount (the "appreciation") equal to the excess of the fair market value of a share of common stock on the exercise date over the "base amount" determined by the Committee. The appreciation is payable in cash, common stock, or a combination of both, as determined by the Committee. The Committee (or, with respect to awards to outside Directors, the Board) may grant a SAR, which can only be exercised within the 60-day period following a Change of Control (Limited Stock Appreciation Rights). The Committee (or, with respect to awards to outside Directors, the Board) may also provide that in the event of a Change of Control, the amount to be paid by the Company upon the exercise of the SAR will be based on the Change of Control Price (as defined in the Stock Incentive Plan and summarized below). Such a SAR is sometimes referred to as a limited SAR.

3. Restricted Stock. The Committee is authorized to award restricted stock subject to such terms and conditions as the Committee may determine in its sole discretion. The Committee has authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient of the restricted stock, and the date or dates on which (or conditions under which) the restricted stock will vest. The Committee has authority to waive any vesting conditions it may have imposed. The Committee also has authority to determine whether the employee will have the right to vote and/or receive dividends on shares of restricted stock, and whether the certificates for such shares will be held by the Company or delivered to the employee bearing legends to restrict their transfer.

4. Deferred Stock. A deferred stock award is a commitment to deliver a specified number of shares of common stock (or their cash value) at a future date. The award may be made subject to vesting, based on future service or satisfaction of other conditions. The Committee has authority to waive any vesting conditions it may have imposed. During the deferral period set by the Committee, the employee may not sell, transfer, pledge or assign the deferred stock award.

5. Bonus Stock. The Committee may award bonus stock subject to such terms and conditions as it may determine. Such awards may be conditioned upon attainment of specific performance goals or such other criteria as the Committee may determine, and the Committee may waive such conditions in its discretion.

6. Tax-Offset Payments. The Committee (or, with respect to awards to outside Directors, the Board) is authorized to provide for a tax-offset payment by the Company not in excess of the amount necessary to pay the federal, state, local, and other taxes payable with respect to any award and the receipt of the tax-offset payment, assuming the recipient is taxed at the maximum tax rate applicable to such income.

7. Performance Awards. The Committee can designate any awards to employees under the Stock Incentive Plan as "Performance Awards." Awards so designated are to be granted and administered so as to qualify as "performance-based compensation" under Section 162(m) of the Code. The grant or vesting of a Performance Award will be subject to the achievement of performance objectives (the "Performance Objectives") established by the Committee based on one or more of the following criteria, which the Committee may apply to the Company on a consolidated basis and/or to a business unit, and which the Committee may use either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, cash flow, debt to equity ratio, market share, stock price, economic value added, and market value added.

8. Deferral of Awards. The Committee may permit an employee to defer receipt of any award for a specified period or until a specified event.

PROVISIONS RELATING TO A CHANGE OF CONTROL

As a general matter, upon the occurrence of a Change of Control, (1) all outstanding stock options, SARs, and limited SARs, including those held by outside Directors, will become fully exercisable and vested, (2) all restrictions applicable to outstanding restricted stock and deferred stock awards under the Stock Incentive Plan will lapse, and such awards will be deemed fully vested, and (3) to the extent the cash payment of any award is based on the fair market value of stock, such fair market value will be the Change of Control Price. The Committee may provide exceptions from the above rule with respect to grants to employees.

A "Change of Control" is deemed to occur on the date (1) any person or group (with certain exceptions) acquires beneficial ownership of securities representing 20% or more of the Company's total voting power, (2) individuals who constitute the "Incumbent Directors" (as defined in the Stock Incentive
Plan) fail to constitute at least two-thirds of the Board of Directors, (3) a merger or consolidation becomes effective unless the transaction is approved by the Board of Directors, a majority of the members of which were in place prior to the transaction or, following such transaction, (a) the beneficial owners of the Company's common stock before the transaction own securities representing more than 50% of the total voting power of the company resulting from the transaction, and (b) at least a majority of members of the board of directors of the Company resulting from the transaction were members of the Company's Board of Directors immediately prior to the transaction, or (4) the shareholders of the Company approve a liquidation of the Company or a sale of substantially all of its assets.

The Change of Control Price is the highest price per share of common stock paid in any open market transaction, or paid or offered to be paid in any transaction related to a Change of Control, during the 90-day period ending with the Change of Control, except that for a SAR granted in tandem with an ISO, such price is the highest price paid on the date the SAR is exercised.

OTHER PROVISIONS

Tax Withholding. The Stock Incentive Plan permits participants to satisfy all or a portion of their minimum statutory federal, state, local or other tax liability with respect to awards under the Stock Incentive Plan by delivering previously-owned shares held at least six months or by having the Company withhold from the shares otherwise deliverable to such participant shares having a value equal to the liability to be so satisfied.

Adjustments. In the event of specified changes in the Company's capital structure, the Committee will have the power to adjust the number and kind of shares or other property authorized by the Stock Incentive Plan (including any limitations on individual awards), and the number, option price and kinds of shares or other property covered by outstanding awards (including those held by outside Directors), and to make such other adjustments in awards under the Stock Incentive Plan as it deems appropriate, provided that no such adjustment may increase the aggregate value of outstanding awards. In addition, if the Company is dissolved or liquidated, of if there is a reorganization, merger or consolidation where the Company is not the surviving corporation, or if the Company sells substantially all of its assets, the Board will have the power to provide that outstanding stock options shall be (i) cashed out, (ii) assumed by the surviving corporation, and/or (iii) exercised within ten (10) days of any such event.

Amendments. The Board of Directors may amend the Stock Incentive Plan without shareholder approval, unless such approval is required by law. Amendment or discontinuation of the Stock Incentive Plan cannot adversely affect any award previously granted without the holder's written consent.

The Committee may amend any grant under the Stock Incentive Plan, except that no award can be modified in a manner unfavorable to the holder without the written consent of the holder. In addition, the Committee may, without shareholder approval, cancel an option or other award granted to a holder and grant a new option or award to the employee on more favorable terms and conditions than the canceled award.

The Stock Incentive Plan shall continue in effect for an unlimited period, but may be terminated by the Board of Directors in its discretion at any time. No ISOs may be granted under the Stock Incentive Plan after July 1, 2014.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of certain federal income tax aspects of awards made under the Stock Incentive Plan, based upon the laws in effect on the date hereof.

Non-Qualified Stock Options. With respect to non-qualified stock options: (a) no income is recognized by the participant at the time the option is granted; (b) upon exercise of the option, the participant recognizes ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise; and (c) at disposition, any appreciation after the date of exercise is treated either as long-term or short-term capital gain, depending on whether the shares were held for more than one year by the participant.

Incentive Stock Options. No taxable income is recognized by the participant upon the grant of an ISO or upon the exercise of an ISO during the period of his or her employment with the Company or one of its subsidiaries or within three months after termination (12 months after termination, in the event of permanent and total disability, or the term of the option, in the event of death). However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. If the participant continues to hold the shares acquired upon exercise of an ISO for at least two years from the date of grant and one year from the date of exercise, upon the sale of the shares any amount realized in excess of the option price will be taxed as long-term capital gain.

If common stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the one-year and two-year holding periods described above, the participant will generally recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of the shares) over the option price. Any further gain recognized by the participant on such disposition will be taxed as short-term or long-term capital gain, depending on whether the shares were held for more than one year.

Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will generally recognize as ordinary income in the year of exercise an amount equal to the amount of cash received plus the fair market value on the date of exercise of any shares received. If the participant receives common stock upon exercise of an SAR, rules similar to those described above under "Non-Qualified Stock Options" will apply with respect to the post-exercise appreciation.

Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock vests, less the consideration paid for the stock. However, a participant may elect, under Section 83(b) of the Code, to recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares on such date (determined without regard to the restrictions) over their purchase price. The holding period to determine whether the participant has long-term or short-term capital gain on a subsequent disposition of the shares generally begins when the restriction period expires, and the tax basis for such shares will generally be the fair market value of such shares on such date. However, if the participant has made an election under
Section 83(b), the holding period will commence on the date after the date of grant, and the tax basis will be equal to the fair market value of the shares on the date of grant (determined without regard to the restrictions).

Deferred Stock. A participant receiving deferred stock generally will recognize ordinary income equal to the amount of cash received in settlement of the award or the fair market value on the settlement date of the stock distributed to the participant. The capital gain holding period for such stock will also commence on that date.

Dividends and Dividend Equivalents. Dividends paid on restricted stock prior to the date on which the forfeiture restrictions lapse generally will be treated as compensation that is taxable as ordinary income to the participant. If, however, the participant makes a Section 83(b) election with respect to the restricted stock, the dividends will be taxable as ordinary dividend income to the participant. If dividend equivalents are credited with respect to deferred stock or other awards, the participant generally will recognize ordinary income when the dividend equivalents are paid.

Bonus Stock. A participant receiving bonus stock generally will recognize ordinary income on the date of grant equal to the fair market value of the bonus stock on such date, less the amount paid for such stock

Tax-Offset Payments. A participant receiving a cash tax-offset payment will recognize ordinary income on the date of payment.

Company Deductions. As a general rule, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee or outside Director recognizes ordinary income from awards under the Stock Incentive Plan, to the extent such income is considered reasonable compensation under the Code. The Company will not, however, be entitled to a deduction to the extent compensation in excess of $1 million is paid to an executive officer named in the Proxy Statement who was employed by the Company at year-end, unless the compensation qualifies as "performance-based" under Section 162(m) of the Code or certain other exceptions apply. In addition, the Company will not be entitled to a deduction with respect to payments to employees which are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" under Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section; such payments will subject the recipients to a 20% excise tax.

ADDITIONAL INFORMATION

The last sale price of common stock on the Over the Counter Bulletin Board on June 23, 2004 was $0.21 per share.

APPROVAL REQUIRED FOR PROPOSAL 5

      Approval of Proposal 5 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2004 STOCK INCENTIVE PLAN. AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE WITH RESPECT TO THE PROPOSAL IS REQUIRED TO APPROVE THE ADOPTION OF THE STOCK INCENTIVE PLAN. ABSTENTIONS WILL HAVE THE EFFECT OF VOTES AGAINST THE PROPOSAL. BROKER NON-VOTES WILL NOT HAVE THE EFFECT OF VOTES AGAINST THE PROPOSAL.

--------------------------------------------------------------------------------
         PROPOSAL 6: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board has appointed the accounting firm of Zeller, Weiss and Kahn, LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2004. Zeller, Weiss and Kahn, LLP has been so engaged since 1997.

      Representatives from Zeller, Weiss and Kahn, LLP are expected to be at the Annual Meeting and to be available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions raised during the meeting.

APPROVAL REQUIRED FOR PROPOSAL 6

      Approval of Proposal 6 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ZELLER, WEISS AND KAHN, LLP AS INDEPENDENT AUDITORS TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE IN THEIR PROXIES.

--------------------------------------------------------------------------------

                       PREAPPROVAL POLICIES AND PRECEDURES

      During 2003, the Company updated its policy to require that the Audit committee pre-approve audit and non-audit services performed by the auditors to assure that the services do not impair the auditors' independence. Unless a type of service has received general pre-approval, it requires separate pre-approval by the Audit Committee. Even if a service has received general pre-approval, if the fee associated with the service exceeds $5,000 in a single engagement or series of engagements, or relates to tax planning and advice, it requires separate pre-approval. The Audit Committee has delegated its pre-approval authority to its Chairman acting with one additional member.

                      SHAREHOLDERS PROPOSALS FOR NEXT YEAR

      To  be  considered   for  inclusion  for  next  year's  Proxy   Statement,
shareholder proposals must be received at Creative Bakeries' office no later than the close of business on April 25, 2005.

      For any proposal that is not submitted for inclusion in next year's proxy statement but is instead sought to be presented directly at next year's annual meeting, Securities and Exchange Commissions rule permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on May 25, 2005 and advises stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter.

      Notices of intention to present proposals at the 2005 annual meeting should be addressed to Nancy De La Rosa, Secretary, Creative Bakeries, Inc., 20 Passaic Avenue, Fairfield, NJ 07004. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                  OTHER MATTERS

      The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

      The Company incorporates by reference all items and matters contained in its Form 10-KSB for the fiscal year-ended December 31, 2004, as filed with the Securities and Exchange Commission, in addition to its Form 10-QSB and other reports as filed with the Securities and Exchange Commission by order of the Board of Directors.

                                              By order of the Board of Directors

                                              /s/ Ronald Schutte
                                              ---------------------
                                              Ronald Schutte
                                              Chairman

July 7, 2004

Creative Bakeries, Inc.





                 [ ] Mark this box with an X if you have made changes to your name or address details above.


--------------------------------------------------------------------------------
Annual Meeting Proxy Card
--------------------------------------------------------------------------------

A Election of Directors

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.


1. The Board of Directors recommends a vote to elect six directors of the company to serve until the next Annual meeting of shareholders and until their respective successors have been elected and qualified.

                           For Withhold                                    For Withhold
01 - Ronald Schutte        [ ]      [ ]      04 - Anthony Merante          [ ]     [ ]
02 - Vincent Bocchimuzzo   [ ]      [ ]      05 - Ben Borsellino           [ ]     [ ]
03 - Carmelo L. Foti       [ ]      [ ]      06 - David Rabe               [ ]     [ ]


B Issues

The Board of Directors recommends a vote FOR the following    For   Against Abstain


                                                              [ ]     [ ]      [ ]
2. To approve the authorization of the Board of Directors
or their successors to amend the certificate of
incorporation to authorize a reverse split of the common
stock in any ration between 1:2 and 1:25 at the
discretion of the Board of Directors.

                                                              For    Against Abstain
3. To approve an increase in the Authorized capital stock.
                                                              [ ]       [ ]    [ ]



4. To approve the authorization of the Board of Directors     For    Against Abstain
or their successors to amend the certificate of
incorporation to change the name of the company at the        [ ]       [ ]     [ ]
discretion of the Board of Directors.

                                                              For   Against Abstain
5. To approve the Creative Bakeries, Inc,. 2004 Stock
Incentive Plan.                                               [ ]     [ ]      [ ]





                                                              For    Against Abstain
6. To ratify the appointment of Zeller, Weiss and Kahn,
LLP as auditors of the company to serve for the fiscal        [ ]       [ ]    [ ]
year ending December 31, 2004; and

                                                              For    Against Abstain
7. To transact any other business that may properly come
before the meeting or any adjournment or postponement         [ ]       [ ]     [ ]
thereof.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Shareholders of record at the close of business on June
11, 2004 are entitled to notice and will be entitled to vote at the meeting or any adjournment thereof and only holders of shares of common stock of record at the close of business on that day will be entitled to vote.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box                                      Signature 2 - Please keep signature within

the box                                     Date (mm/dd/yyyy)

________________________________________    ________________________________________    ________________________________________

                                                                      APPENDIX A

                             CREATIVE BAKERIES, INC

                             AUDIT COMMITTEE CHARTER

I.    COMMITTEE MEMBERS

      The Audit Committee (the "Committee") shall consist of at least three members. Members of the Committee are appointed by the Board of Directors (the
"Board") from time to time and may be removed by the Board at any time. Each member of the Committee shall be independent directors, as determined by the Board in accordance with the applicable rules of the New York Stock Exchange ("NYSE"), the Securities and Exchange Commission ("SEC"), and the Sarbanes-Oxley Act (the "Act"). Committee members shall be chosen based on their competence and ability to add substance to the deliberations of the Committee. All members of the Committee will have a general understanding of basic finance and accounting practices. The Board will determine if any member is a "financial expert" as defined by the SEC.

      Each committee member is prohibited from accepting, directly or indirectly, any fees from the Company other than for service as a member of the Board or committee thereof, and each member will be free from any financial, family, or other material relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment.

II.   PURPOSES

      The principal role of the Committee is to assist the Board in fulfilling its financial, legal, and regulatory oversight responsibilities. The Committee's primary responsibilities are to assist Board oversight of:

      o The integrity of the Company's financial statements, and its financial reporting processes and systems of internal controls regarding finance, legal, risk management, accounting, and information systems.

      o     The Company's compliance with legal and regulatory requirements.

      o     The  independence,   qualifications   and  performance  of  Creative
            Bakeries independent accountants and the Internal Audit Department.

      o     The business ethics and conduct function.

      o The facilitation and maintenance of an open avenue of communication among the Board, Senior Management, the Internal Audit Department, and independent accountants.

III.  KEY RESPONSIBILITES

      The Committee is to serve in an oversight capacity and is not intended to be part of the Company's operational or managerial decision-making process. The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing the financial statements. Additionally, the Committee recognizes that the Company's financial management, including the internal audit staff, as well as the Company's outside auditors, have more time, knowledge and detailed information concerning the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any certification as to the outside auditors' work.

      Consistent with the above, the Committee shall:

      o Provide an open avenue of communication among management, the internal audit staff, the outside auditors and the Board.

      o Review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K), and recommended to the Board the approval for inclusion in such Report, prior to their filing with the Securities and Exchange Commission (or prior to such distribution, if earlier) and, in connection therewith, review and consider with the outside auditors the matters required to be discussed by Statements of Auditing Standards ("SAS") No. 61, as it may be modified or supplemented.

      o Either on its own or through its chairpersons, review with the outside auditors, prior to the Company's filing of each quarterly report on Form 10-Q with the Securities and Exchange Commission, the Company's interim financial statements to be included in such Form 10-Q and the matters required to be discussed by SAS No. 71, as it may be modified or supplemented.

      o     Discuss with  management,  the internal audit staff, and the outside
            auditors  the  quality  and  adequacy  of  the  Company's   internal
            accounting and financial controls.

      o Receive from the outside auditors annually a formal written statement delineating all relationships between the outside auditors and the Company consistent with Independence Standards Board Standard No. 1.

      o Discuss with the outside auditors any disclosed relationships or services contained in the formal written statement received from he outside auditors that may impact the objectivity and independence of the outside auditors.

      o Take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditors.

      The outside auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders, and these shareholder representatives have the ultimate authority and responsibility to select, evaluate review and approve fees to be paid to, and where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement).

IV.   DELEGATION

      The Committee may delegate its duties and responsibilities to a subcommittee consisting of one or more members of the Committee, or to senior officers of the Company. Any delegation may be made only to the extent permitted by the NYSE rules, SEC rules and applicable law.

V.    ADVISERS

      The Committee has the authority to retain and obtain advice from internal and external legal, accounting and other advisors as it determines necessary and appropriate to carry out its duties.

VI.   ANNUAL PERFORMANCE EVALUTION

      The Committee shall conduct an annual review of the Committee's performance, periodically assess the adequacy of its charter (at least annually) and recommend changes to the Board as needed. The charter should be published at least every 3 years on accordance with SEC regulations.

VII.  MEETINGS

      Meetings of the Audit Committee shall be held upon call by the Chairman of the Board or Chairman of the Committee. The Committee will meet at least four times annually. Additional meetings may occur more frequently as circumstances dictate. The Committee chairman shall approve an agenda in advance of each meeting.

      The Committee shall meet privately in executive session at least quarterly with the senior internal auditing executive, the independent accountants, such other members of management as deemed appropriate and as a committee to discuss any matters that the Committee believes are relevant to fulfilling its responsibilities.

                                                                      APPENDIX B

                             CREATIVE BAKERIES, INC.

                            2004 STOCK INCENTIVE PLAN

SECTION 1. PURPOSES

      The purposes of the Creative Bakeries, Inc. 2004 Stock Incentive Plan (the "Plan") are (i) to enable Creative Bakeries, Inc. (the "Company") and its Related Companies (as defined below) to attract, retain and reward employees and strengthen the existing mutuality of interests between such employees and the Company's shareholders by offering such employees an equity interest in the Company, (ii) to enable the Company to offer incentives to employees of entities which are acquired or established by the Company from time to time as incentives and inducements for employment, and (iii) to enable the Company to pay part of the compensation of its outside Directors (as defined in Section 5.2) in options to purchase the Company's common stock ("Stock"), thereby increasing such directors' proprietary interests in the Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest.

SECTION 2. TYPES OF AWARDS

      2.1 Awards under the Plan to employees may be in the form of (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Limited Stock Appreciation Rights; (iv) Restricted Stock; (v) Deferred Stock; (vi) Bonus Stock; or (vii) Tax Offset Payments.

      2.2 An eligible employee may be granted one or more types of awards, which may be independent or granted in tandem. If two awards are granted in tandem, the employee may exercise (or otherwise receive the benefit of) one award only to the extent he or she relinquishes the tandem award.

      2.3 Outside Directors may receive only Stock Options and related Limited Stock Appreciation Rights and Tax Offset Payments.

SECTION 3. ADMINISTRATION

      3.1 The Plan shall be administered (i) by the Committee (as defined below)or the Company's Board of Directors in the case of awards to employees, and (ii) by the Company's Board of Directors (the "Board") (with recusals as necessary or appropriate) in the case of awards to outside Directors. The Committee shall be the Compensation Committee of the Board or such other committee of directors as the Board shall designate, which shall consist of not less than two outside Directors.

      3.2 The Committee shall have the following authority with respect to awards under the Plan other than awards to outside Directors: to grant awards to eligible employees under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the

Plan. In particular, and without limiting its authority and powers, except with respect to awards to outside Directors, the Committee shall have the authority:

            (a) to determine whether and to what extent any award or combination of awards will be granted hereunder, including whether any awards will be granted in tandem with each other;

            (b) to select the employees to whom awards will be granted;

            (c) to determine the number of shares of Stock to be covered by each award granted hereunder subject to the limitations contained herein;

            (d) to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on such performance objectives (the "Performance Objectives") and such other factors as the Committee may establish, and to determine whether the Performance Objectives and other terms and conditions of the award are satisfied;

            (e) to determine the treatment of awards upon an employee's retirement, disability, death, termination for cause or other termination of employment;

            (f) to determine pursuant to a formula or otherwise the fair market value of the Stock on a given date; provided, however, that if the Committee fails to make such a determination, fair market value of the Stock on a given date shall be the mean between the highest and lowest quoted selling price, regular way, of the Stock on the Over the Counter Bulletin Board (or the principal market or exchange upon which the Stock is traded or listed) on such date, or if no such sale of Stock occurs on such date, the weighted average of the high and low prices on the nearest trading date before such date;

            (g) to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be paid to the employee currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the employee, or (iv) that the employee has no rights with respect to such dividends;

            (h) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of an employee, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

            (i) to provide that the shares of Stock received as a result of an award shall be subject to a right of first refusal, pursuant to which the employee shall be required to offer to the Company any shares that the employee wishes to sell, subject to such terms and conditions as the Committee may specify;

            (j) to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent; and

            (k)  to  substitute  new  awards  with  more  favorable   terms  and
conditions for previously granted awards under the Plan, or for stock options or awards granted under other plans or agreements.

      3.3 The Committee shall have the right to designate awards as "Performance Awards." Awards so designated shall be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such awards in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit, and which the Committee may use either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, cash flow, debt to equity ratio, market share, stock price, economic value added, and market value added.

      The Performance Objectives for a particular Performance Award relative to a particular period shall be established by the Committee in writing no later than 90 days after the beginning of such period. The Committee's determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing. The Committee shall have discretion to modify the Performance Objectives or vesting conditions of a Performance Award only to the extent that the exercise of such discretion would not cause the Performance Award to fail to quality as "performance-based compensation" within the meaning of Section 162(m) of the Code.

      3.4 With respect to awards to outside Directors, the Board shall have authority to grant and amend awards subject to the limitations of Sections 2.3, 6 and 7.2; to interpret the Plan and grants to outside Directors pursuant to the Plan; to adopt, amend, and rescind administrative regulations to further the purposes of the Plan; and to take any other action necessary to the proper operation of the Plan. Subject to any express limitations set forth in the Plan, the Board shall have the same powers with respect to awards to outside Directors as are set forth for the Committee with respect to awards to employees.

      3.5 All determinations made by the Committee or the Board pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

      3.6 The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 15 of the Securities Exchange Act of 1934 or Performance Awards. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may award.

SECTION 4. STOCK SUBJECT TO PLAN

      4.1 The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,000,000 (subject to adjustment as provided below). Such shares may consist of authorized but unissued shares or treasury shares. The exercise of a Stock Appreciation Right for cash or the payment of any other award in cash shall not count against this share limit.

      4.2 To the extent a Stock Option terminates without having been exercised, or an award terminates without the employee having received stock in payment of the award, or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan. If the exercise price of an option is paid in Stock or if shares of

Stock are withheld from payment of an award to satisfy tax obligations with respect to such award, such shares will also not count against the Plan limits and shall again be available for distribution in connection with future awards under the Plan.

      4.3 No recipient shall be granted Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and/or Bonus Stock, or any combination of the foregoing with respect to more than 1,500,000 shares of Stock in any fiscal year of the Company (subject to adjustment as provided in Section 4.4). No employee shall be granted Tax Offset Payments with respect to more than the number of shares of Stock covered by awards held by such employee.

      4.4 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee or the Board in its sole discretion, shall be made in the aggregate number and kind of shares or other property reserved for issuance under the Plan, the number and kind of shares or other property as to which awards may be granted to any individual in any fiscal year, the number and kind of shares or other property subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award. In addition, upon the dissolution or liquidation of the Company, or upon any reorganization, merger or consolidation as a result of which the Company is not the surviving corporation (or survives as a wholly-owned subsidiary of another corporation), or upon a sale of substantially all the assets of the Company, the Board may take such action as it in its discretion deems appropriate to (i) cash out outstanding Stock Options at or immediately prior to the date of such event,
(ii) provide for the assumption of outstanding Stock Options by surviving, successor or transferee corporations, and/or (iii) provide that Stock Options shall be exercisable for a period of at least 10 business days from the date of receipt of a notice from the Company of such event, following the expiration of which period any unexercised Stock Options shall terminate. The Board's determination as to which adjustments shall be made and the extent thereof shall be final, binding and conclusive.

SECTION 5. ELIGIBILITY

      5.1 Employees of the Company or a Related Company, including employees who are officers and/or directors of the Company, are eligible to be granted awards under the Plan. The employee participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

      5.2 For purposes of the Plan, the term "outside Director" shall mean any director of the Company other than one who is an employee of the Company or a Related Company.

SECTION 6. STOCK OPTIONS

      6.1 The Stock Options awarded to employees under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422 of the Code or any successor provision thereto; and (ii) Non-Qualified Stock Options. To the extent that any Stock Option is identified as a Non-Qualified Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. All Stock Options awarded to outside Directors shall be Non-Qualified Stock Options.

      6.2 Subject to the following provisions, Stock Options awarded to employees by the Committee and Stock Options awarded to outside Directors by the Board shall be in such form and shall have such terms and conditions as the Committee or the Board, as the case may be, may determine. All references to the Committee in the following paragraphs of this Section 6.2 shall be deemed to refer to the Board with respect to awards to outside Directors.

            (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee, and may be less than the fair market value of the Stock on the date of the award of the Stock Option.

            (b) Option Term. The term of each Stock Option shall be fixed by the Committee.

            (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may waive such exercise provisions or accelerate the exercisability of the Stock Option at any time in whole or in part.

            (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of shares of Stock already owned by the optionee and held for at least six months or subject to awards hereunder, "cashless exercise", any other manner permitted by law determined by the Committee, or any combination of the foregoing. If the Committee determines that a Stock Option may be exercised using shares of Restricted Stock, then unless the Committee provides otherwise, the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock shall be restricted in accordance with the original terms of the Restricted Stock award.

            (e) No Shareholder Rights. An optionee shall have neither rights to dividends or other rights of a shareholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

            (f) Surrender Rights. The Committee may provide that options may be surrendered for cash upon any terms and conditions set by the Committee.

            (g) Transferability. Stock Options shall not be transferable by the optionee other than by will or by the laws of descent and distribution, and during the optionee's lifetime, all Stock Options shall be exercisable only by the optionee or by his or her guardian or legal representative; provided, however, the Committee may, in its discretion, authorize all or a portion of the Stock Options to be granted to an optionee to be on terms which permit transfer by such optionee to (i) the spouse, children, stepchildren or grandchildren
(including relationships arising from legal adoption) of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there shall be no consideration for any such transfer (other than interests in the transferee partnership), (y) the instrument pursuant to which such options are transferred must be approved by the Committee, and must expressly provide for the transferability in a manner consistent with this Section as well as any additional conditions on transfer and restrictions on the rights of the transferree, as may be required by the Committee, and (z) subsequent transfers of transferred options shall be prohibited except those by will or the laws of descent and distribution. Following any such transfer, the Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.

            (h) Termination of Employment. Following the termination of an optionee's employment (or Board service) with the Company or a Related Company, the Stock Option shall be exercisable to the extent determined by the Committee. The Committee may provide different post-termination exercise provisions with respect to termination of employment or service for different reasons. The Committee may provide that, notwithstanding the option term fixed pursuant to
Section 6.2(b), a Stock Option which is outstanding on the date of an optionee's death shall remain outstanding for an additional period after the date of such death.

      6.3 Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (i) have an option price which is less than 100% of the fair market value of the Stock on the date of the award of the Incentive Stock Option, (ii) be exercisable more than ten years after the date such Incentive Stock Option is awarded, or (iii) be awarded after July 30, 2014. No Incentive Stock Option granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, as defined in Section 424 of the Code, shall (A) have an option price which is less than 110% of the fair market value of the Stock on the date of award of the Incentive Stock Option or (B) be exercisable more than five years after the date such Incentive Stock Option is awarded.

SECTION 7. STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS

      7.1 A Stock Appreciation Right awarded to an employee shall entitle the holder thereof to receive payment of an amount, in cash, shares of Stock or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of the number of shares of Stock as to which the award is granted on the date of exercise over an amount specified by the Committee. Any such award shall be in such form and shall have such terms and conditions as the Committee may determine. The grant shall specify the number of shares of Stock as to which the Stock Appreciation Right is granted.

      7.2 The Committee (or the Board with respect to outside Directors), may grant a Stock Appreciation Right which may be exercised only within the 60-day period following occurrence of a Change of Control (as defined in Section 15.2) (such Stock Appreciation Right being referred to herein as a Limited Stock Appreciation Right). Unless the Committee (or Board with respect to outside Directors) provides otherwise, in the event of a Change of Control the amount to be paid upon exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change of Control Price (as defined in Section 15.3).

SECTION 8. RESTRICTED STOCK

      Subject to the following provisions, all awards of Restricted Stock to employees shall be in such form and shall have such terms and conditions as the Committee may determine:

            (a) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The grant and/or the vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified Performance Objectives or upon such other criteria as the Committee may determine.

            (b) Stock certificates representing the Restricted Stock awarded to an employee shall be registered in the employee's name, but the Committee may direct that such certificates be held by the Company on behalf of the employee. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the employee until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the employee (or his or her designated beneficiary in the event of death), free of all restrictions.

            (c) The Committee may provide that the employee shall have the right to vote and/or receive dividends on Restricted Stock. Unless the Committee provides otherwise, Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

            (d) Except as may be provided by the Committee, in the event of an employee's termination of employment before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the employee shall be returned to the employee or (ii) a cash payment equal to the Restricted Stock's fair market value on the date of forfeiture, if lower, shall be paid to the employee.

            (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the employee's Restricted Stock, other than Performance Awards whose vesting was made subject to satisfaction of one or more Performance Objectives (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the
Code).

SECTION 9. DEFERRED STOCK AWARDS

      Subject to the following provisions, all awards of Deferred Stock to employees shall be in such form and shall have such terms and conditions as the Committee may determine:

            (a) The Deferred Stock award shall specify the number of shares of Deferred Stock to be awarded to any employee and the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred. The Committee may condition the grant or vesting of Deferred Stock, or receipt of Stock or cash at the end of the Deferral Period, upon the attainment of specified Performance Objectives or such other criteria as the Committee may determine.

            (b) Except as may be provided by the Committee, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.

            (c) At the expiration of the Deferral Period, the employee (or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Stock equal to the number of shares covered by the Deferred Stock award, (ii) cash equal to the fair market value of such Stock, or (iii) a combination of shares and cash, as the Committee may determine.

            (d) Except as may be provided by the Committee, in the event of an employee's termination of employment before the Deferred Stock has vested, his or her Deferred Stock award shall be forfeited.

            (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Stock or cash under a Deferred Stock award, other than with respect to Performance Awards (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the
Code).

SECTION 10. BONUS STOCK

      The Committee may award Bonus Stock to any eligible employee subject to such terms and conditions as the Committee shall determine. The grant of Bonus Stock may be conditioned upon the attainment of specified Performance Objectives or upon such other criteria as the Committee may determine. The Committee may waive such conditions in whole or in part other than with respect to Performance Awards (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code). The Committee shall also have the right to eliminate or reduce the amount of Cash Bonus otherwise payable under an award. Unless otherwise specified by the Committee, no money shall be paid by the recipient for the Bonus Stock. Alternatively, the Committee may offer eligible employees the opportunity to purchase Bonus Stock at a discount from its fair market value. The Bonus Stock award shall be satisfied by the delivery of the designated number of shares of Stock, which are not subject to restriction.

SECTION 11. TAX OFFSET PAYMENTS

      The Committee (or the Board, with respect to outside Directors) may provide for a Tax Offset Payment by the Company with respect to one or more awards granted under the Plan. The Tax Offset Payment shall be in an amount specified by the Committee (or the Board, with respect to outside Directors), which shall not exceed the amount necessary to pay the federal, state, local and other taxes payable with respect to the applicable award and the receipt of the Tax Offset Payment, assuming that the recipient is taxed at the maximum tax rate applicable to such income. The Tax Offset Payment shall be paid solely in cash.

SECTION 12. ELECTION TO DEFER AWARDS

      The Committee may permit an employee to elect to defer receipt of an award for a specified period or until a specified event, upon such terms as are determined by the Committee.

SECTION 13. TAX WITHHOLDING

      13.1 Each award holder shall, no later than the date as of which the value of an award first becomes includible in such person's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, the minimum statutory federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the award holder.

      13.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may elect to have the minimum statutory withholding tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to such person with respect to the award or (ii) delivering to the Company shares of unrestricted Stock held for at least six months. Alternatively, the Committee may require that a portion of the shares of Stock otherwise deliverable be applied to satisfy the minimum statutory withholding tax obligations with respect to the award.

SECTION 14. AMENDMENTS AND TERMINATION

      The Plan shall continue in effect for an unlimited period. The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent. Amendments may be made without shareholder approval except as required by law.

SECTION 15. CHANGE OF CONTROL

      15.1 In the event of a Change of Control, unless otherwise provided in the grant or by amendment (with the holder's consent) of such grant:

            (a)  all  outstanding   Stock  Options  and  all  outstanding  Stock
Appreciation Rights (including Limited Stock Appreciation Rights) awarded under the Plan shall become fully exercisable and vested;

            (b) the restrictions applicable to any outstanding Restricted Stock and Deferred Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested; and

            (c) to the extent the cash payment of any award is based on the fair market value of Stock, such fair market value shall be the Change of Control Price.

      15.2 A "Change of Control" means the happening of any of the following:

            (a) When any "person," as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), or any person, entity or group specifically excluded by the Board, directly or indirectly, becomes the


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

"beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time) of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

            (b) When Incumbent Directors cease for any reason to constitute at least two-thirds of the Board (where "Incumbent Director" means any director on the date of adoption of the Plan and any director elected by, or on the recommendation of, or with the approval of, a majority of the directors who then qualified as Incumbent Directors);

            (c) The effective date of any merger or consolidation of the Company with another corporation where (i) the shareholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors, or (ii) where the members of the Board, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger; provided, however, that, in each of the cases set forth above in clauses (c)(i) or (c)(ii), no "Change of Control" shall be deemed to take place if the transaction was approved by the Board of Directors, the majority of the members of which were in place prior to the commencement of such sale, merger or consolidation; or

            (d) The date of approval by the shareholders of the Company of the liquidation of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

      15.3 "Change of Control Price" means the highest price per share paid in any transaction reported in the Over the Counter Bulletin Board or on any national securities exchange or other market where the Stock is traded, or paid or offered in any transaction related to a Change of Control, at any time during the 90-day period ending with the Change of Control. Notwithstanding the foregoing sentence, in the case of Stock Appreciation Rights granted in tandem with Incentive Stock Options, the Change of Control Price shall be the highest price paid on the date on which the Stock Appreciation Right is exercised.

SECTION 16. GENERAL PROVISIONS

      16.1 Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or market or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Stock thereunder, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.


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

      16.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any employee of the Company, or of a Related Company, any right to continued employment, and no award under the Plan shall confer upon any outside Director any right to continued service as a director.

      16.3 Determinations by the Committee or the Board under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

      16.4 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 17. EFFECTIVE DATE OF PLAN

      The Plan shall be effective upon approval by the Company's Board of Directors. The Plan will be presented to the Company's Shareholders at the 2004 Annual Meeting of Shareholders for ratification of the Board of Directors prior approval.


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

                                TRAVEL DIRECTIONS

                                [GRAPHIC OMITTED]

FROM THE GEORGE WASHINGTON BRIDGE: Take I-95 EXPRESS LN S/NEW JERSEY TURNPIKE S toward I-80/GARDEN STATE PARKWAY. Take the I-80 WEST EXPRESS exit on the left toward GARDEN STATE PARKWAY/RT-17/PATERSON. Merge onto I-80 EXPRESS LN W. Take the exit- exit number 52- toward THE CALDWELLS/FAIRFIELD. Turn SLIGHT RIGHT onto TWO BRIDGES RD. TWO BRIDGES RD becomes PASSAIC AVE/CR-613. End at 20 Passaic Ave, Fairfield NJ.

FROM THE TAPPAN ZEE BRIDGE: Take NEW YORK STATE TRWY N/I-87 N toward ALBANY/TAPPAN ZEE BR. Take the GARDEN STATE PKWY exit- exit number 14A- toward NEW JERSEY. Merge onto NEW YORK STATE TRWY S. NEW YORK STATE TRWY S becomes GARDEN STATE PKWY S (Portions toll). Merge onto I-80 W via exit number 159 toward PATERSON. Take the exit- exit number 52- toward THE CALDWELLS/FAIRFIELD. Turn SLIGHT RIGHT onto TWO BRIDGES RD. TWO BRIDGES RD becomes PASSAIC AVE/CR-613. End at 20 Passaic Ave, Fairfield NJ.

FROM SOUTHERN NEW JERSEY: Take NEW JERSEY TPKE CARS ONLY LN/I-95 N toward CARS ONLY (Portions toll). Take the GARDEN STATE PARKWAY exit- exit number 11- toward WOODBRIDGE. Merge onto GARDEN STATE PKWY N (Portions toll). Take the I-280 exit-exit number 145- toward WEST ORANGE/NEWARK. Merge onto I-280 W via the exit- on the left- toward THE ORANGES. Merge onto LIVINGSTON AVE/CR-527 N/CR-649 N via exit number 5B toward THE CALDWELLS. Turn LEFT onto EAGLE ROCK AVE. Turn RIGHT onto CORTLANDT ST. Turn LEFT onto HARRISON AVE/CR-656. Turn RIGHT onto PASSAIC AVE/CR-613. End at 20 Passaic Ave, Fairfield NJ.


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